UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Insight Select Income Fund

(Class A: CPUAX)

(Class C: CPUCX)

(Class I: CPUIX)

(Class Y: CPUYX)

ANNUAL REPORT

JUNE 30, 2021

AAM/Insight Select Income Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	26
Statement of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	30
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	44
Supplemental Information	45
Expense Example	53

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Insight Select Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609. 853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM/Insight Select Income Fund

Annual Shareholder Letter: June 30, 2021

To the Shareholders and Directors of the AAM/Insight Select Income Fund:

The AAM/Insight Select Income Fund (the “Fund”) Class A, Class C, and Class I increased +5.55% (+2.34% net of load), +4.74%, and +5.88%, respectively for the Fund’s Fiscal Year ending June 30, 2021. Over the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index, returned 2.99%.

The events of the fiscal year were characterized by a strong consumer-driven economic recovery following the economic shock earlier in 2020, largely driven by extraordinary fiscal and monetary stimulus and rapid vaccine development and rollout across the US and several countries. In a global context, the US recovery has also been one of the very strongest in major economies, alongside China.

At the start of the period, the effects of the CARES Act continued to work through the market. COVID-19 hospitalizations and deaths increased to their highest levels since the start of the pandemic during the holiday period. However, markets took comfort as multiple high-efficacy COVID-19 vaccines received emergency use authorizations during this period, making the outlook less uncertain.

The Presidential election in November resulted in a narrow victory for the Democratic Party. The Democrats won a smaller majority in the House but then unexpectedly secured a wafer-thin majority in the Senate following the surprise result of two run-off elections in Georgia. This improved the Administration’s prospects for passing ambitious fiscal stimulus.

After the election, Congress passed a $900 billion COVID-relief package providing $325 billion for small businesses and $286 billion for individuals (split between enhanced unemployment benefits of $300 per week and $600 stimulus checks). After taking office in March, President Biden subsequently signed $1.9 trillion American Rescue Plan (significantly larger than previously expected), including $1,400 stimulus checks, enhanced jobless benefits and funding for vaccines.

Monetary policy also remained accommodative. The Federal Reserve (“Fed”) continued to maintain its presence in markets with substantial US Treasury and agency MBS purchases, although its lightly used corporate credit purchase facilities ceased at the end of 2020.

These conditions helped underpin and accelerate the economic recovery through 2021. Public health restrictions were largely reversed, leaving the US economy more open than at any point since the pandemic began. Restaurant sales have now exceeded pre-pandemic levels, with domestic US flights and other travel facing high, pent up demand. Accordingly, the unemployment rate continued to fall, reaching 5.8% from a pandemic high of 14.8%. GDP (Gross Domestic Product) reports showed that the US economy grew by 6.4% per annum in the first quarter.

The strength of the recovery and the weight of stimulus created concerns around inflation, particularly as CPI (Consumer Price Index) rose to 5% at the end of the period, the highest level since 2008. However, inflation was largely driven by ‘flexible’ inflation categories, chiefly, used car prices, with little movement in ‘stickier’ components such as rents and medical prices. Fed-Chair Powell characterized inflation as ‘transitory’, with the committee willing to look through it. Hawks on the committee are taking notice, however as the Fed continually revised its economic projections upwards, but its dot plot still reflects a median expectation of no policy rate hikes until 2023.

Credit spreads narrowed over the period, reaching their tightest levels since 2007 in both investment grade and high yield markets. New corporate bond issuance continued at a relatively high pace, although most of the large investment grade names had already bolstered liquidity and termed out debt at the start of the pandemic. The ‘wall of money’ created by the Fed’s continued asset purchases helped the market absorb new supply. Treasury yields were anchored at the front end but sold off materially further out the curve, with the 10-year yield rising by approximately 80 basis points, which helped attract foreign capital into US fixed income markets.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

Looking ahead, we continue to expect economic growth to shift from a consumer story to a public sector and private sector investment-led story. We expect the Biden Administration to pursue a dual track strategy, passing a bipartisan infrastructure program alongside a partisan reconciliation package, focusing on social, education, and health care policy. Much of the detail remains uncertain and subject to negotiation between the more moderate and progressive members of Congress. Given slim congressional majorities, finding a package that placates both wings of the party will be a delicate balancing act. We anticipate that the two packages will likely cost a combined approximately $2.5-3 trillion with about $750 billion to $1 trillion in tax increases over a decade with passage possible in September. Further fiscal support could help maintain above-trend growth through 2022. On the private sector side, corporate Research and Development as a share of GDP is also on the rise, increasing the prospects for new product and productivity growth-enhancing innovations.

Amid this backdrop, the Fund’s strong performance relative to the Bloomberg Barclays US Credit Index was a function of overweight allocations to basic industries, midstream energy, and insurance. Our allocation to below investment grade and securitized bonds were also accretive during the period as those assets performed given the improving fundamental backdrop post pandemic and improving financial conditions. Security selection continued to be a strong source of alpha in the portfolio as well particularly within the Fund’s midstream-energy allocation.

Duration and yield curve plays are usually not a major driver of performance, and that continued to be the case. However, the Fund was positioned with an overweight to the 10-year part of the curve which underperformed during the period and was a modest detractor to performance.

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income generation, we generally will not have material exposure to low yielding US Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long-term creditworthiness to assess whether it has the potential to provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability.

The views in this report were those of Insight Investment, the Sub-advisor, as of June 30, 2021, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

Sales charges do not apply to the Class I shares.

The index is the Bloomberg Barclays U.S. Credit Index. The Barclays US Credit Bond Index represents publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC registered. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both US and non-US corporations. The noncorporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. An investment cannot be made directly in a market index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

The Fund’s investment sub-advisor is Insight North America LLC (INA). INA is part of ‘Insight’ or ‘Insight Investment’, the corporate brand for certain asset management companies operated by Insight Investment Management Limited including, among others, Insight Investment Management (Global) Limited and Insight Investment International Limited.

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Definitions: Alpha measures the excess return of an investment relative to a benchmark index. A basis point is 0.01 percent of 1 percent. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Gross Domestic Product (GDP) is the monetary value of all finished goods and services made within a country during a specific period. GDP provides an economic snapshot of a country, used to estimate the size of an economy and growth rate.A high-yield bond spread, also known as a credit spread, is the difference in the yield on high-yield bonds and a benchmark bond measure, such as investment-grade or Treasury bonds. Investment grade is a rating that signifies a municipal or corporate bond presents a relatively low risk of default. Different bond rating firms use different designations, consisting of the upper- and lower-case letters "A" and "B," to identify a bond’s credit quality rating. Duration is a measure of sensitivity of a bond’s or fixed income portfolio’s price to changes in interest rates. Yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. “Wall of money” refers to global governments’ willingness to continue borrowing substantial sums to provide fiscal stimulus, and continued easy monetary policy with Central Banks keeping short-term rates near zero and buying government debt to keep longer-term rates lower as well.

Investment Risks: All investments are subject to risks including the potential loss of principal. The Fund’s principal risks are outlined below. More information about these risks may be found in the Fund’s prospectus. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to significant gains or losses on your investment in the Fund. Fixed income securities decrease in value if interest rates rise. The Fund may not be able to sell some or all of the investments that it holds,or may only be able to sell those investments at less than desired prices. High yield bonds (“junk bonds”) involve greater risks of default, downgrade, or price declines. Convertible securities and warrants are subject to potentially greater volatility than the general market. Foreign securities may be more volatile than the securities of U.S. issuers because of economic and other conditions. These risks are heightened in emerging markets. Investments denominated in foreign currencies are subject to changes in value relative to the U.S. dollar. Real Estate Investment Trusts (REITs) are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Master Limited Partnership Units (MLPs) risk includes the risks associated with a similar investment in equity securities. Additional risks include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk. Securities lending involves certain potential risks, primarily counterparty, market, liquidity and reinvestment risks.

AAM is an SEC-registered investment advisor and member FINRA/SIPC. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Insight.

Distributor: IMST Distributors, LLC.

Not FDIC Insured – No Bank Guarantee – May Lose Value

CRN: 2021-0817-9400 R

AAM/Insight Select Income Fund

FUND PERFORMANCE at June 30, 2021 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays Credit Bond Index and the Bloomberg Barclays Aggregate Bond Index. The Fund’s official benchmark is the Bloomberg Barclays Credit Bond Index. The Bloomberg Barclays Aggregate Bond Index is included for comparison purposes. The performance graph above is shown for the Fund’s Class I shares; Class A shares, Class C and Class Y shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year. The Bloomberg Barclays Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2021	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	5.55%	5.10%	4.47%	04/19/13
Class C2	4.74%	4.32%	3.70%	04/19/13
Class I3	5.88%	5.38%	4.75%	04/19/13
Class Y3	5.95%	5.39%	4.76%	10/31/17
After deducting maximum sales charge
Class A1	2.34%	4.47%	4.08%	04/19/13
Class C2	3.74%	4.32%	3.70%	04/19/13
Bloomberg Barclays Credit Bond Index	2.99%	4.63%	4.12%	04/19/13
Bloomberg Barclays Aggregate Bond Index	-0.33%	3.03%	2.93%	04/19/13

[1]

Maximum sales charge for Class A shares is 3.00%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of purchase.

[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I and Y shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current Performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

AAM/Insight Select Income Fund

FUND PERFORMANCE at June 30, 2021 (Unaudited) – Continued

Gross and net expense ratios for Class A shares were 0.99% and 0.84%, respectively, for Class C shares were 1.71% and 1.56%, respectively, for Class I shares were 0.69% and 0.54%, respectively, and for Class Y shares were 0.65% and 0.50%, respectively, which were stated in the current prospectus dated November 01, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.85%, 1.60%, 0.60%, and 0.50% of the average daily net assets of the Class A, Class C, Class I and Class Y shares of the Fund, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until October 31, 2030, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2021

Principal Amount		Value
	ASSET-BACKED SECURITIES — 7.2%
$40,990	Angel Oak Mortgage Trust I LLC Series 2019-2, Class A1, 3.63%, 3/25/2049[1,2,3]	$41,469
270,000	Antares CLO 2017-1 Ltd. Series 2017-1A, Class CR, 2.89% (3-Month USD Libor+270 basis points), 4/20/2033[1,2,4]	269,862
190,000	BCC Funding XVII LLC Series 2020-1, Class A2, 0.91%, 8/20/2025[1,2]	190,681
361,000	Blackbird Capital Aircraft Series 2021-1A, Class B, 3.45%, 7/15/2046[1,2]	363,715
531,398	CF Hippolyta LLC Series 2020-1, Class A1, 1.69%, 7/15/2060[1,2]	540,165
109,000	COMM 2020-CX Mortgage Trust Series 2020-CX, Class D, 2.77%, 11/10/2046[1,2,3]	108,577
659,536	Commonbond Student Loan Trust Series 2019-AGS, Class A1, 2.54%, 1/25/2047[1,2]	675,974
540,000	Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I, 2.66%, 4/25/2051[1,2]	554,858
	DRB Prime Student Loan Trust
13,219	Series 2016-B, Class A2, 2.89%, 6/25/2040[1,2]	13,293
102,146	Series 2017-A, Class A2B, 2.85%, 5/27/2042[1,2]	103,501
1,250,000	Flatiron CLO Ltd. Series 2018-1A, Class C, 1.89% (3-Month USD Libor+170 basis points), 4/17/2031[1,2,4]	1,247,537
1,500,000	Fortress Credit Opportunities IX CLO Ltd. Series 2017-9A, Class A1T, 1.71% (3-Month USD Libor+155 basis points), 11/15/2029[1,2,4]	1,497,107
	Golub Capital Partners CLO Ltd.
850,000	Series 2018-36A, Class C, 2.28% (3-Month USD Libor+210 basis points), 2/5/2031[1,2,4]	833,313
250,000	Series 2020-47A, Class C1, 3.43% (3-Month USD Libor+325 basis points), 5/5/2032[1,2,4]	249,759
214,271	ITE Rail Fund Levered LP Series 2021-1A, Class A, 2.25%, 2/28/2051[1,2]	215,708
250,000	IVY Hill Middle Market Credit Fund XII Ltd. Series 12A, Class BR, 3.04% (3-Month USD Libor+290 basis points), 7/20/2033[1,2,4]	249,875
124,500	Lanark Master Issuer PLC Series 2019-1A, Class 1A1, 0.92% (3-Month USD Libor+77 basis points), 12/22/2069[1,2,4]	124,598
175,252	Laurel Road Prime Student Loan Trust Series 2017-C, Class A2B, 2.81%, 11/25/2042[1,2]	177,751
69,233	LoanCore Ltd. Series 2018-CRE1, Class A, 1.20% (1-Month USD Libor+113 basis points), 5/15/2028[1,2,4]	69,233
211,568	Navient Private Education Refi Loan Trust 2021-A Series 2021-A, Class A, 0.84%, 5/15/2069[1,2]	211,199
529,940	New Residential Mortgage Loan Trust Series 2021-NQ2R, Class A1, 0.94%, 9/25/2058[1,2,3]	532,142

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
	NextGear Floorplan Master Owner Trust
$465,000	Series 2019-1A, Class A2, 3.21%, 2/15/2024[1,2]	$473,417
588,000	Series 2019-2A, Class A2, 2.07%, 10/15/2024[1,2]	601,082
1,312,000	Slam 2021-1 Ltd. Series 2021-1A, Class A, 2.43%, 6/15/2046[1,2]	1,313,775
	SMB Private Education Loan Trust
154,041	Series 2017-B, Class A2B, 0.82% (1-Month USD Libor+75 basis points), 10/15/2035[1,2,4]	154,612
922,801	Series 2019-B, Class A2B, 1.07% (1-Month USD Libor+100 basis points), 6/15/2037[1,2,4]	932,323
1,043,881	Sofi Consumer Loan Program LLC Series 2017-4, Class B, 3.59%, 5/26/2026[1,2,3]	1,052,370
	Sofi Consumer Loan Program Trust
195,320	Series 2018-1, Class B, 3.65%, 2/25/2027[1,2]	198,018
222,964	Series 2019-4, Class A, 2.45%, 8/25/2028[1,2]	224,329
1,062,880	Textainer Marine Containers VII Ltd. Series 2021-1A, Class A, 1.68%, 2/20/2046[1,2]	1,051,900
560,303	TIF Funding II LLC Series 2021-1A, Class A, 1.65%, 2/20/2046[1,2]	551,931
546,855	U.S. Airways 2013-1 Class B Pass-Through Trust 5.38%, 5/15/2023	548,443
73,368	VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 7/20/2033[1,2]	73,550
645,265	Willis Engine Structured Trust IV Series 2018-A, Class A, 4.75%, 9/15/2043[1,2,5]	640,937
656,501	Willis Engine Structured Trust VI Series 2021-A, Class A, 3.10%, 5/15/2046[1,2]	661,468
	TOTAL ASSET-BACKED SECURITIES
	(Cost $16,717,375)	16,748,472

	COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
121,450	CGMS Commercial Mortgage Trust Series 2017-MDRB, Class A, 1.17% (1-Month USD Libor+110 basis points), 7/15/2030[2,4]	120,816
90,000	Citigroup Commercial Mortgage Trust Series 2016-P6, Class C, 4.42%, 12/10/2049[1,3]	90,023
	MSBAM Commercial Mortgage Securities Trust
290,000	Series 2012-CKSV, Class C, 4.43%, 10/15/2030[1,2,3]	232,072
732,000	Series 2012-CKSV, Class D, 4.43%, 10/15/2030[1,2,3]	431,478
554,000	PMT Issuer Trust - FMSR Series 2021-FT1, Class A, 3.09% (1-Month USD Libor+300 basis points), 3/25/2026[1,2,4]	553,753
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $1,701,686)	1,428,142

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS — 82.8%
	COMMUNICATIONS — 10.1%
$1,256,000	AMC Networks, Inc. 4.25%, 2/15/2029[1]	$1,266,990
	AT&T, Inc.
750,000	4.75%, 5/15/2046[1]	911,507
770,000	5.15%, 2/15/2050[1]	991,526
1,944,000	3.30%, 2/1/2052[1]	1,892,902
1,155,000	3.55%, 9/15/2055[1,2]	1,161,075
	CCO Holdings LLC / CCO Holdings Capital Corp.
865,000	4.50%, 8/15/2030[1,2]	901,763
75,000	4.25%, 2/1/2031[1,2]	76,406
1,543,000	Charter Communications Operating LLC / Charter Communications Operating Capital 5.75%, 4/1/2048[1]	1,965,125
1,005,000	Comcast Corp. 3.45%, 2/1/2050[1]	1,087,622
600,000	Cox Enterprises, Inc. 7.37%, 7/15/2027[2]	776,989
	CSC Holdings LLC
250,000	7.50%, 4/1/2028[1,2]	274,375
423,000	6.50%, 2/1/2029[1,2]	468,515
349,000	4.13%, 12/1/2030[1,2]	346,819
1,144,000	4.63%, 12/1/2030[1,2]	1,122,390
544,000	3.38%, 2/15/2031[1,2]	514,031
	Frontier Communications Holdings LLC
36,000	5.87%, 10/15/2027[1,2]	38,565
245,000	5.00%, 5/1/2028[1,2]	253,288
616,000	Kenbourne Invest S.A. 4.70%, 1/22/2028[1,2,6]	619,080
221,000	Lamar Media Corp. 3.63%, 1/15/2031[1,2]	216,028
379,000	Lions Gate Capital Holdings LLC 5.50%, 4/15/2029[1,2]	398,424
146,000	Lumen Technologies, Inc. 5.37%, 6/15/2029[1,2]	148,387
110,000	Radiate Holdco LLC / Radiate Finance, Inc. 4.50%, 9/15/2026[1,2]	113,850
41,000	Scripps Escrow II, Inc. 3.88%, 1/15/2029[1,2]	40,673
319,000	Sirius XM Radio, Inc. 4.00%, 7/15/2028[1,2]	328,908
489,000	Time Warner Cable LLC 6.55%, 5/1/2037	666,601
1,104,000	T-Mobile USA, Inc. 3.38%, 4/15/2029[1]	1,139,321
	Verizon Communications, Inc.
450,000	2.55%, 3/21/2031[1]	460,478

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$850,000	4.81%, 3/15/2039	$1,077,565
664,000	3.55%, 3/22/2051[1]	709,970
329,000	4.67%, 3/15/2055	423,038
	ViacomCBS, Inc.
488,000	4.20%, 5/19/2032[1]	563,864
83,000	6.87%, 4/30/2036	119,230
200,000	Virgin Media Finance PLC 5.00%, 7/15/2030[1,2,6]	201,000
1,440,000	Vodafone Group PLC 4.87%, 6/19/2049[6]	1,817,459
350,000	VTR Finance N.V. 6.37%, 7/15/2028[1,2,6]	371,000
126,000	Windstream Escrow LLC / Windstream Escrow Finance Corp. 7.75%, 8/15/2028[1,2]	129,780
		23,594,544
	CONSUMER DISCRETIONARY — 9.5%
234,287	Air Canada 2020-2 Class A Pass-Through Trust 5.25%, 10/1/2030[2,6]	254,165
2,235,000	Amazon.com, Inc. 2.10%, 5/12/2031[1]	2,274,810
215,740	American Airlines 2017-1 Class AA Pass-Through Trust 3.65%, 8/15/2030	222,372
349,293	American Airlines 2017-2 Class AA Pass-Through Trust 3.35%, 4/15/2031	355,285
419,962	American Airlines 2019-1 Class AA Pass-Through Trust 3.15%, 8/15/2033	432,887
267,000	American Airlines Group, Inc. 5.00%, 6/1/2022[2]	267,003
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.
349,000	5.50%, 4/20/2026[2,6]	369,504
161,000	5.75%, 4/20/2029[2,6]	173,814
221,000	Atento Luxco 1 S.A. 8.00%, 2/10/2026[1,2,6]	240,463
511,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.37%, 3/1/2029[1,2]	532,079
112,610	British Airways 2020-1 Class A Pass-Through Trust 4.25%, 11/15/2032[2]	121,287
	Delta Air Lines, Inc. / SkyMiles IP Ltd.
126,000	4.50%, 10/20/2025[2,6]	135,444
623,000	4.75%, 10/20/2028[2,6]	693,030
2,216,000	ERAC USA Finance LLC 4.50%, 2/15/2045[1,2]	2,704,559
	Ford Motor Co.
630,000	8.50%, 4/21/2023	703,048
230,000	9.00%, 4/22/2025[1]	283,560

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$739,000	Ford Motor Credit Co. LLC 4.54%, 8/1/2026[1]	$803,662
362,000	General Motors Co. 6.80%, 10/1/2027[1]	456,190
	General Motors Financial Co., Inc.
797,000	3.60%, 6/21/2030[1]	863,831
1,213,000	2.35%, 1/8/2031[1]	1,200,546
323,000	Goodyear Tire & Rubber Co. 5.00%, 7/15/2029[1,2]	338,181
235,000	International Game Technology PLC 4.13%, 4/15/2026[1,2,6]	244,694
1,566,029	JetBlue 2020-1 Class A Pass-Through Trust 4.00%, 11/15/2032	1,727,856
629,000	KB Home 4.00%, 6/15/2031[1]	634,504
77,000	Macy’s Retail Holdings LLC 5.87%, 4/1/2029[1,2]	82,808
442,000	Marriott International, Inc. 5.75%, 5/1/2025[1]	510,368
667,000	Masco Corp. 1.50%, 2/15/2028[1]	651,793
250,000	McDonald’s Corp. 4.45%, 3/1/2047[1]	304,762
	Newell Brands, Inc.
851,000	4.35%, 4/1/2023[1]	891,422
275,000	4.70%, 4/1/2026[1]	306,658
570,000	Prime Security Services Borrower LLC / Prime Finance, Inc. 3.38%, 8/31/2027[1,2]	552,900
1,034,000	Starbucks Corp. 4.45%, 8/15/2049[1]	1,283,498
270,753	United Airlines 2018-1 Class B Pass-Through Trust 4.60%, 9/1/2027	279,578
176,942	United Airlines 2019-1 Class AA Pass-Through Trust 4.15%, 2/25/2033	193,691
585,313	United Airlines 2019-2 Class AA Pass-Through Trust 2.70%, 11/1/2033	587,147
280,737	United Airlines 2020-1 Class A Pass-Through Trust 5.87%, 4/15/2029	311,584
	United Airlines, Inc.
64,000	4.38%, 4/15/2026[1,2]	66,240
77,000	4.63%, 4/15/2029[1,2]	79,695
		22,134,918
	CONSUMER STAPLES — 3.8%
743,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 3.50%, 3/15/2029[1,2]	734,641
	Altria Group, Inc.

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER STAPLES (Continued)
$45,000	4.80%, 2/14/2029[1]	$52,216
152,000	5.95%, 2/14/2049[1]	194,494
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
480,000	4.70%, 2/1/2036[1]	589,979
1,142,000	4.90%, 2/1/2046[1]	1,441,231
430,000	Anheuser-Busch InBev Worldwide, Inc. 4.50%, 6/1/2050[1]	524,584
386,000	BAT International Finance PLC 1.67%, 3/25/2026[1,6]	385,952
352,000	Bimbo Bakeries USA, Inc. 4.00%, 5/17/2051[1,2]	378,271
363,000	BRF S.A. 4.88%, 1/24/2030[1,2,6]	381,150
580,000	Fresh Market, Inc. 9.75%, 5/1/2023[1,2]	594,703
206,000	JBS Finance Luxembourg Sarl 3.63%, 1/15/2032[1,2,6]	205,936
52,000	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 3.75%, 12/1/2031[1,2,6]	53,209
373,000	Kraft Heinz Foods Co. 5.50%, 6/1/2050[1]	484,402
750,000	Kroger Co. 4.50%, 1/15/2029[1]	884,250
515,000	MARB BondCo PLC 3.95%, 1/29/2031[1,2,6]	496,563
600,000	NBM U.S. Holdings, Inc. 6.62%, 8/6/2029[1,2]	674,100
635,000	Philip Morris International, Inc. 1.50%, 5/1/2025[1]	647,226
74,000	SEG Holding LLC / SEG Finance Corp. 5.62%, 10/15/2028[1,2]	77,678
		8,800,585
	ENERGY — 8.3%
180,000	Enbridge, Inc. 6.00% (3-Month USD Libor+389 basis points), 1/15/2077[1,6,7]	199,610
	Energy Transfer LP
314,000	3.75%, 5/15/2030[1]	341,436
275,000	5.40%, 10/1/2047[1]	325,990
500,000	6.25%, 4/15/2049[1]	656,549
	Enterprise Products Operating LLC
475,000	6.45%, 9/1/2040	679,577
126,000	5.38% (3-Month USD Libor+257 basis points), 2/15/2078[1,7]	130,039
956,000	Exxon Mobil Corp. 4.23%, 3/19/2040[1]	1,142,446

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$733,000	Global Partners LP / GLP Finance Corp. 7.00%, 8/1/2027[1]	$776,980
	Kinder Morgan, Inc.
410,000	8.05%, 10/15/2030	569,444
600,000	5.55%, 6/1/2045[1]	777,261
414,000	Lundin Energy Finance B.V. 3.10%, 7/15/2031[1,2,6]	418,671
	MPLX LP
515,000	4.88%, 6/1/2025[1]	581,515
641,000	4.25%, 12/1/2027[1]	726,830
249,000	5.50%, 2/15/2049[1]	322,511
983,000	4.90%, 4/15/2058[1]	1,177,058
125,000	Murphy Oil USA, Inc. 3.75%, 2/15/2031[1,2]	123,594
	NGPL PipeCo LLC
820,000	4.88%, 8/15/2027[1,2]	939,627
737,000	7.77%, 12/15/2037[2]	1,051,331
659,000	Parkland Corp./Canada 4.50%, 10/1/2029[1,2,6]	669,669
379,000	Petrobras Global Finance B.V. 5.60%, 1/3/2031[1,6]	424,613
845,000	Petroleos del Peru S.A. 5.62%, 6/19/2047[2,6]	900,770
	Petroleos Mexicanos
225,000	6.50%, 1/23/2029[6]	231,321
304,000	5.95%, 1/28/2031[1,6]	295,336
492,000	6.35%, 2/12/2048[6]	419,282
136,000	6.95%, 1/28/2060[1,6]	120,346
275,000	Phillips 66 3.85%, 4/9/2025[1]	302,681
250,000	Plains All American Pipeline LP / PAA Finance Corp. 4.50%, 12/15/2026[1]	280,756
428,000	Qatar Petroleum 2.25%, 7/12/2031[1,2,6]	423,450
31,000	Renewable Energy Group, Inc. 5.87%, 6/1/2028[1,2]	32,451
	SA Global Sukuk Ltd.
422,000	1.60%, 6/17/2026[1,2,6]	421,705
448,000	2.69%, 6/17/2031[1,2,6]	453,555
816,000	Saudi Arabian Oil Co. 2.25%, 11/24/2030[1,2,6]	800,798
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
385,000	5.00%, 1/15/2028[1]	406,175
809,000	5.50%, 3/1/2030[1]	889,625
290,000	Transcontinental Gas Pipe Line Co. LLC 3.95%, 5/15/2050[1]	324,295

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$800,000	Williams Cos., Inc. 4.90%, 1/15/2045[1]	$966,762
		19,304,059
	FINANCIALS — 20.5%
501,000	AIB Group PLC 4.26% (3-Month USD Libor+187 basis points), 4/10/2025[1,2,3,6]	539,753
800,000	Allianz S.E. 3.50% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+297 basis points)[1,2,3,6,8,9]	827,000
175,000	Allstate Corp. 6.50% (3-Month USD Libor+212 basis points), 5/15/2067[1,7]	233,319
802,000	American International Group, Inc. 8.17% (3-Month USD Libor+420 basis points), 5/15/2058[1,7]	1,160,312
1,000,000	American Tower Corp. 2.75%, 1/15/2027[1]	1,057,658
	Bank of America Corp.
2,239,000	3.37% (3-Month USD Libor+81 basis points), 1/23/2026[1,7]	2,414,862
200,000	4.18%, 11/25/2027[1]	224,185
1,000,000	3.97% (3-Month USD Libor+121 basis points), 2/7/2030[1,7]	1,134,998
200,000	5.87%, 2/7/2042	287,129
660,000	Berkshire Hathaway Finance Corp. 4.20%, 8/15/2048[1]	815,003
	Citigroup, Inc.
1,000,000	4.60%, 3/9/2026	1,138,868
804,000	5.30%, 5/6/2044	1,082,700
605,000	4.00% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+360 basis points)[1,3,8,9]	623,755
451,000	Credit Agricole S.A. 4.00% (USD SWAP SEMI 30/360 5Y+164 basis points), 1/10/2033[1,2,6,10]	490,056
	Credit Suisse Group A.G.
697,000	2.59% (SOFR Rate+156 basis points), 9/11/2025[1,2,6,7]	724,971
250,000	3.09% (SOFR Rate+173 basis points), 5/14/2032[1,2,3,6]	256,936
2,485,000	Crown Castle International Corp. 1.05%, 7/15/2026[1]	2,428,106
351,000	Danske Bank A/S 5.00% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year+173 basis points), 1/12/2023[1,2,3,6]	358,671
1,050,000	Farmers Insurance Exchange 4.75% (3-Month USD Libor+323 basis points), 11/1/2057[1,2,7]	1,184,196
852,000	Fifth Third Bancorp 2.38%, 1/28/2025[1]	893,449
	Goldman Sachs Group, Inc.
209,000	5.95%, 1/15/2027	254,502
790,000	1.93% (3-Month USD Libor+175 basis points), 10/28/2027[1,4]	836,424
1,220,000	3.80%, 3/15/2030[1]	1,372,506

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$250,000	6.75%, 10/1/2037	$364,056
232,000	High Street Funding Trust II 4.68%, 2/15/2048[1,2]	280,195
395,000	HSBC Capital Funding Dollar 1 LP 10.18% (3-Month USD Libor+498 basis points)[1,2,6,7,8,9]	653,899
	HSBC Holdings PLC
224,000	4.95%, 3/31/2030[6]	269,546
1,044,000	4.60% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+365 basis points)[1,3,6,8,9]	1,083,150
789,000	ING Groep N.V. 3.55%, 4/9/2024[6]	849,942
	Iron Mountain, Inc.
46,000	5.00%, 7/15/2028[1,2]	47,610
320,000	4.88%, 9/15/2029[1,2]	330,304
449,000	5.25%, 7/15/2030[1,2]	475,302
1,215,000	JPMorgan Chase & Co. 3.88% (3-Month USD Libor+136 basis points), 7/24/2038[1,3]	1,398,617
186,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.75%, 6/15/2029[1,2]	186,233
	LSEGA Financing PLC
606,000	1.38%, 4/6/2026[1,2,6]	607,259
261,000	2.50%, 4/6/2031[1,2,6]	267,752
	Massachusetts Mutual Life Insurance Co.
502,000	5.08% (3-Month USD Libor+319 basis points), 2/15/2069[1,2,3]	620,257
236,000	4.90%, 4/1/2077[2]	306,577
	MetLife, Inc.
1,219,000	9.25%, 4/8/2038[1,2]	1,849,553
333,000	10.75%, 8/1/2039[1]	576,098
1,150,000	6.40%, 12/15/2066[1]	1,479,074
773,000	Mizuho Financial Group, Inc. 1.02% (3-Month USD Libor+84 basis points), 7/16/2023[1,4,6]	777,831
	Morgan Stanley
850,000	4.88%, 11/1/2022	897,970
100,000	1.58% (3-Month USD Libor+140 basis points), 10/24/2023[1,4]	101,626
150,000	5.00%, 11/24/2025	173,000
300,000	4.35%, 9/8/2026	339,863
500,000	3.95%, 4/23/2027	559,033
838,000	3.79% (3-Month USD Libor+361 basis points)[1,3,8,9]	841,142
	PNC Financial Services Group, Inc.
369,000	3.45%, 4/23/2029[1]	412,560
379,000	5.00% (3-Month USD Libor+330 basis points)[1,7,8,9]	421,637
845,000	Principal Financial Group, Inc. 3.20% (3-Month USD Libor+304 basis points), 5/15/2055[1,7]	840,352
	Prudential Financial, Inc.
750,000	5.87% (3-Month USD Libor+418 basis points), 9/15/2042[1,7]	792,898
746,000	5.63% (3-Month USD Libor+392 basis points), 6/15/2043[1,7]	800,669

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$447,000	5.70% (3-Month USD Libor+267 basis points), 9/15/2048[1,7]	$524,351
463,000	Realogy Group LLC / Realogy Co.-Issuer Corp. 5.75%, 1/15/2029[1,2]	484,016
1,989,000	Scentre Group Trust 2 4.75% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+438 basis points), 9/24/2080[1,2,3,6]	2,123,257
467,000	StoneCo Ltd. 3.95%, 6/16/2028[1,2,6]	465,664
1,232,000	Truist Financial Corp. 4.80% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+300 basis points)[1,8,9,10]	1,293,600
250,000	UBS A.G. 7.62%, 8/17/2022[6]	268,929
34,000	WEA Finance LLC 4.63%, 9/20/2048[1,2]	36,282
	Wells Fargo & Co.
350,000	4.48%, 1/16/2024	382,715
600,000	3.00%, 2/19/2025	642,307
250,000	5.87% (3-Month USD Libor+399 basis points)[1,7,8,9]	279,978
1,219,000	3.90% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+345 basis points)[1,3,8,9]	1,262,031
1,010,000	Westpac Banking Corp. 2.67% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+175 basis points), 11/15/2035[1,3,6]	993,456
		47,699,950
	GOVERNMENTS — 2.6%
200,000	Colombia Government International Bond 3.25%, 4/22/2032[1,6]	196,130
	Egypt Government International Bond
400,000	5.88%, 2/16/2031[2,6]	388,400
731,000	7.63%, 5/29/2032[2,6]	774,933
334,000	Ghana Government International Bond 8.62%, 4/7/2034[2,6]	344,534
527,000	Mexico Government International Bond 5.00%, 4/27/2051[1,6]	598,214
729,000	Morocco Government International Bond 3.00%, 12/15/2032[2,6]	703,077
370,000	Oman Government International Bond 7.00%, 1/25/2051[2,6]	376,031
542,000	Peruvian Government International Bond 2.78%, 1/23/2031[1,6]	551,740
294,000	Philippine Government International Bond 3.20%, 7/6/2046[6]	293,630
1,000,000	Saudi Government International Bond 5.25%, 1/16/2050[2,6]	1,308,292

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	GOVERNMENTS (Continued)
$461,000	Ukraine Government International Bond 7.25%, 3/15/2033[2,6]	$479,994
		6,014,975
	HEALTH CARE — 5.6%
561,000	AbbVie, Inc. 4.05%, 11/21/2039[1]	650,441
926,000	Alcon Finance Corp. 2.60%, 5/27/2030[1,2]	946,640
458,000	Astrazeneca Finance LLC 1.75%, 5/28/2028[1]	458,146
	Bausch Health Cos., Inc.
250,000	5.00%, 1/30/2028[1,2,6]	237,147
77,000	4.87%, 6/1/2028[1,2,6]	78,636
23,000	5.00%, 2/15/2029[1,2,6]	21,447
56,000	6.25%, 2/15/2029[1,2,6]	55,387
290,000	5.25%, 1/30/2030[1,2,6]	269,700
346,000	5.25%, 2/15/2031[1,2,6]	322,974
1,000,000	Bayer U.S. Finance II LLC 4.63%, 6/25/2038[1,2]	1,187,154
400,000	CommonSpirit Health 2.78%, 10/1/2030[1]	415,516
	CVS Health Corp.
409,000	1.30%, 8/21/2027[1]	401,981
698,000	4.30%, 3/25/2028[1]	802,558
1,164,000	3.25%, 8/15/2029[1]	1,264,180
287,000	4.25%, 4/1/2050[1]	341,153
966,000	DaVita, Inc. 3.75%, 2/15/2031[1,2]	927,360
273,000	Endo Luxembourg Finance Co. I Sarl / Endo US, Inc. 6.12%, 4/1/20291,2,6	267,540
200,000	Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.13%, 4/30/2028[1,2]	203,960
829,000	Royalty Pharma PLC 2.20%, 9/2/2030[1,2,6]	813,712
323,000	STERIS Irish FinCo UnLtd Co. 2.70%, 3/15/2031[1,6]	329,346
	Takeda Pharmaceutical Co., Ltd.
1,222,000	5.00%, 11/26/2028[1,6]	1,472,630
545,000	3.18%, 7/9/2050[1,6]	551,252
78,000	Tenet Healthcare Corp. 4.63%, 6/15/2028[1,2]	80,278
400,000	Teva Pharmaceutical Finance Netherlands III B.V. 7.12%, 1/31/2025[1,6]	441,000

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	HEALTH CARE (Continued)
$397,000	UnitedHealth Group, Inc. 3.05%, 5/15/2041[1]	$416,753
		12,956,891
	INDUSTRIALS — 3.6%
317,000	Allison Transmission, Inc. 3.75%, 1/30/2031[1,2]	311,570
	Ashtead Capital, Inc.
422,000	4.00%, 5/1/2028[1,2]	446,328
200,000	4.25%, 11/1/2029[1,2]	216,000
	Boeing Co.
1,231,000	4.87%, 5/1/2025[1]	1,379,755
1,244,000	2.20%, 2/4/2026[1]	1,256,999
450,000	5.80%, 5/1/2050[1]	606,404
409,000	General Electric Co. 3.63%, 5/1/2030[1]	456,527
330,000	GFL Environmental, Inc. 3.50%, 9/1/2028[1,2,6]	329,175
100,000	Heathrow Funding Ltd. 4.87%, 7/15/2023[2,6]	100,145
200,000	Hidrovias International Finance SARL 4.95%, 2/8/2031[1,2,6]	203,225
515,000	Hillenbrand, Inc. 3.75%, 3/1/2031[1]	510,656
917,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. 1.20%, 11/15/2025[1,2]	908,629
585,000	Simpar Europe S.A. 5.20%, 1/26/2031[1,2,6]	600,508
50,000	Sydney Airport Finance Co. Pty Ltd. 3.38%, 4/30/2025[1,2,6]	53,507
680,000	Triton Container International Ltd. 3.15%, 6/15/2031[1,2,6]	684,762
200,000	Union Pacific Corp. 3.84%, 3/20/2060[1]	227,910
		8,292,100
	MATERIALS — 6.1%
431,000	Alpek S.A.B. de C.V. 3.25%, 2/25/2031[1,2,6]	434,237
511,000	Anglo American Capital PLC 2.63%, 9/10/2030[1,2,6]	513,482
516,000	AngloGold Ashanti Holdings PLC 3.75%, 10/1/2030[1,6]	531,882
200,000	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 4.00%, 9/1/2029[1,2,6]	198,440

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	MATERIALS (Continued)
$150,000	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. 4.75%, 6/15/2027[1,2,6]	$157,125
1,290,000	Berry Global, Inc. 0.95%, 2/15/2024[1,2]	1,291,122
591,000	Braskem Idesa SAPI 7.45%, 11/15/2029[1,2,6]	626,466
	Braskem Netherlands Finance B.V.
980,000	4.50%, 1/31/2030[2,6]	1,019,122
1,049,000	5.87%, 1/31/2050[2,6]	1,148,665
400,000	Celulosa Arauco y Constitucion S.A. 4.20%, 1/29/2030[1,2,6]	434,960
	Cemex S.A.B. de C.V.
200,000	7.37%, 6/5/2027[1,2,6]	225,240
809,000	5.20%, 9/17/2030[1,2,6]	889,576
759,000	3.88%, 7/11/2031[1,2,6]	771,523
337,000	Cleveland-Cliffs, Inc. 4.63%, 3/1/2029[1,2]	354,615
326,000	Corp Nacional del Cobre de Chile 3.15%, 1/15/2051[1,2,6]	314,325
632,000	IAMGOLD Corp. 5.75%, 10/15/2028[1,2,6]	657,501
239,000	International Flavors & Fragrances, Inc. 1.83%, 10/15/2027[1,2]	238,457
627,000	Inversiones CMPC S.A. 3.85%, 1/13/2030[1,2,6]	667,755
276,000	Kraton Polymers LLC / Kraton Polymers Capital Corp. 4.25%, 12/15/2025[1,2]	281,520
272,000	Newcrest Finance Pty Ltd. 3.25%, 5/13/2030[1,2,6]	292,597
558,000	Orbia Advance Corp. S.A.B. de C.V. 2.88%, 5/11/2031[1,2,6]	561,488
382,000	SRM Escrow Issuer LLC 6.00%, 11/1/2028[1,2]	404,901
313,000	Suzano Austria GmbH 3.75%, 1/15/2031[1,6]	328,259
922,000	Teck Resources Ltd. 6.12%, 10/1/2035[6]	1,188,631
104,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.13%, 4/1/2029[1,2,6]	106,340
381,000	Vale Overseas, Ltd. 6.87%, 11/21/2036[6]	522,241
		14,160,470
	TECHNOLOGY — 4.9%
	Broadcom, Inc.
1,810,000	4.75%, 4/15/2029[1]	2,107,331
1,125,000	3.47%, 4/15/2034[1,2]	1,184,231

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
$169,000	3.75%, 2/15/2051[1,2]	$176,559
	Dell International LLC / EMC Corp.
226,000	5.85%, 7/15/2025[1]	265,297
926,000	8.35%, 7/15/2046[1]	1,514,816
500,000	Intel Corp. 3.25%, 11/15/2049[1]	532,383
151,000	Microsoft Corp. 2.68%, 6/1/2060[1]	150,635
775,000	NXP B.V. / NXP Funding LLC 3.87%, 9/1/2022[2,6]	803,535
526,000	NXP B.V. / NXP Funding LLC / NXP USA, Inc. 4.30%, 6/18/2029[1,2,6]	603,659
	Oracle Corp.
1,105,000	2.30%, 3/25/2028[1]	1,135,181
500,000	3.85%, 7/15/2036[1]	550,510
1,560,000	3.60%, 4/1/2040[1]	1,646,872
534,000	salesforce.com, Inc. 2.70%, 7/15/2041[1]	537,912
200,000	Seagate HDD Cayman 3.12%, 7/15/2029[1,2,6]	193,783
		11,402,704
	UTILITIES — 7.8%
650,000	AES Gener S.A. 6.35% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+492 basis points), 10/7/2079[1,2,6,10]	693,225
475,000	AES Panama Generation Holdings SRL 4.38%, 5/31/2030[1,2,6]	496,449
789,000	Arizona Public Service Co. 4.25%, 3/1/2049[1]	960,615
1,676,000	Black Hills Corp. 3.88%, 10/15/2049[1]	1,811,708
675,000	Cleveland Electric Illuminating Co. 3.50%, 4/1/2028[1,2]	721,911
229,000	CMS Energy Corp. 3.75% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+290 basis points), 12/1/2050[1,3]	232,962
200,000	Consorcio Transmantaro S.A. 4.70%, 4/16/2034[2,6]	219,000
363,000	Consumers Energy Co. 2.50%, 5/1/2060[1]	327,516
429,000	Duke Energy Carolinas LLC 3.95%, 11/15/2028[1]	491,798
	Edison International
508,000	2.40%, 9/15/2022[1]	516,946
393,000	3.55%, 11/15/2024[1]	417,753

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	UTILITIES (Continued)
$634,000	5.37% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+470 basis points)[1,3,8,9]	$638,628
526,000	Enel Finance International N.V. 4.62%, 9/14/2025[2,6]	596,782
252,000	Entergy Corp. 2.80%, 6/15/2030[1]	262,656
230,000	Evergy Metro, Inc. 4.20%, 6/15/2047[1]	275,898
	Exelon Corp.
248,000	3.40%, 4/15/2026[1]	270,141
905,000	4.05%, 4/15/2030[1]	1,031,757
	FirstEnergy Corp.
200,000	7.37%, 11/15/2031	273,583
735,000	5.35%, 7/15/2047[1]	881,261
307,000	IPALCO Enterprises, Inc. 4.25%, 5/1/2030[1]	345,118
314,000	Jersey Central Power & Light Co. 2.75%, 3/1/2032[1,2]	318,322
439,000	Light Servicos de Eletricidade S.A./Light Energia S.A. 4.38%, 6/18/2026[1,2,6]	441,854
354,000	Metropolitan Edison Co. 4.30%, 1/15/2029[1,2]	396,680
1,000,000	MidAmerican Energy Co. 4.25%, 7/15/2049[1]	1,258,201
	NiSource, Inc.
218,000	3.60%, 5/1/2030[1]	241,614
277,000	5.65% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+284 basis points)[1,8,9,10]	295,351
	Pacific Gas and Electric Co.
305,000	2.10%, 8/1/2027[1]	296,372
481,000	3.50%, 8/1/2050[1]	429,039
535,000	Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029[1]	589,430
239,000	Puget Energy, Inc. 2.38%, 6/15/2028[1,2]	241,655
477,000	Rochester Gas & Electric Corp. 3.10%, 6/1/2027[1,2]	515,444
	Southern Co. Gas Capital Corp.
426,000	5.87%, 3/15/2041[1]	587,932
121,000	3.95%, 10/1/2046[1]	134,585
822,000	4.40%, 5/30/2047[1]	968,082
97,000	Superior Plus LP / Superior General Partner, Inc. 4.50%, 3/15/2029[1,2,6]	99,912
		18,280,180
	TOTAL CORPORATE BONDS
	(Cost $181,599,785)	192,641,376

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	MUNICIPAL BONDS — 1.1%
$1,455,000	State of California 7.55%, 4/1/2039	$2,480,773
	TOTAL MUNICIPAL BONDS
	(Cost $2,253,069)	2,480,773
	U.S. GOVERNMENT AND AGENCIES — 4.9%
22,737	Fannie Mae Pool 6.00%, 7/1/2040	27,572
	United States Treasury Bond
76,000	1.13%, 5/15/2040	65,675
411,900	3.12%, 2/15/2042	491,641
745,000	1.63%, 11/15/2050	669,452
4,068,600	1.87%, 2/15/2051	3,886,786
485,400	2.37%, 5/15/2051	518,696
	United States Treasury Note
497,000	2.37%, 4/30/2026	533,091
1,014,200	1.25%, 3/31/2028	1,018,955
3,249,600	1.25%, 5/31/2028	3,260,262
900	1.50%, 2/15/2030	910
998,000	1.63%, 5/15/2031	1,014,530
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $11,186,454)	11,487,570

Number of Shares
	PREFERRED STOCKS — 0.1%
	GOVERNMENTS — 0.1%
2,800	CoBank ACB 6.25% (3-Month USD Libor+456 basis points), [1,3,8,9]	287,000
	TOTAL PREFERRED STOCKS
	(Cost $299,688)	287,000
	SHORT-TERM INVESTMENTS — 1.2%
2,671,763	Federated Treasury Obligations Fund - Institutional Class 0.01%[11]	2,671,763
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,671,763)	2,671,763
	TOTAL INVESTMENTS — 97.9%
	(Cost $216,429,820)	227,745,096
	Other Assets in Excess of Liabilities — 2.1%	4,831,426
	TOTAL NET ASSETS — 100.0%	$232,576,522

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

LLLP – Limited Liability Limited Partnership

[1]	Callable.
[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $88,776,478, which represents 38.2% of total net assets of the Fund.

[3]	Variable rate security. Rate shown is the rate in effect as of June 30, 2021.

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

[4]	Floating rate security.
[5]	Step rate security.
[6]	Foreign security denominated in U.S. Dollars.
[7]	Fixed to float security. Fixed rate indicated is the rate effective at June 30, 2021. Security may convert at a future date to a floating rate or referenced rate and spread.
[8]	Interest-only security.
[9]	Perpetual security. Date shown is next call date.
[10]	Fixed to variable security. Fixed rate indicated is the rate effective at June 30, 2021. Security may convert at a future date to a variable rate of referenced rate and spread.
[11]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Notional Value	Value at June 30, 2021	Unrealized Appreciation (Depreciation)
Interest Rate Futures
(82)	10-Year U.S. Treasury Note	September 2021	$(10,819,850)	$(10,865,000)	$(45,150)
17	5-Year U.S. Treasury Note	September 2021	2,101,063	2,098,305	(2,758)
155	U.S. Treasury Long Bond	September 2021	24,130,633	24,916,250	785,617
(172)	Ultra 10-Year U.S. Treasury Note	September 2021	(24,843,546)	(25,318,933)	(475,387)
(17)	Ultra Long-Term U.S. Treasury Bond	September 2021	(3,127,814)	(3,275,688)	(147,874)

TOTAL FUTURES CONTRACTS			$(12,559,514)	$(12,445,066)	$114,448

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund
SUMMARY OF INVESTMENTS
As of June 30, 2021

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financials	20.5%
Communications	10.1%
Consumer Discretionary	9.5%
Energy	8.3%
Utilities	7.8%
Materials	6.1%
Health Care	5.6%
Technology	4.9%
Consumer Staples	3.8%
Industrials	3.6%
Governments	2.6%
Total Corporate Bonds	82.8%
Asset-Backed Securities	7.2%
U.S. Government and Agencies	4.9%
Municipal Bonds	1.1%
Commercial Mortgage-Backed Securities	0.6%
Preferred Stocks
Governments	0.1%
Short-Term Investments	1.2%
Total Investments	97.9%
Other Assets in Excess of Liabilities	2.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2021

Assets:
Investments, at value (cost $216,429,820)	$227,745,096
Cash	20,097
Cash deposited with broker for futures contracts	411,208
Receivables:
Investment securities sold	587,800
Fund shares sold	4,617,000
Variation margin on futures contracts	114,448
Dividends and interest	2,090,113
Prepaid expenses	49,673
Total assets	235,635,435

Liabilities:
Payables:
Investment securities purchased	2,660,944
Fund shares redeemed	152,949
Advisory fees	50,438
Shareholder servicing fees (Note 7)	13,276
Distribution fees - Class A & C (Note 8)	6,002
Fund accounting and administration fees	77,313
Transfer agent fees and expenses	22,865
Custody fees	21,362
Auditing fees	20,575
Trustees' deferred compensation (Note 3)	7,063
Chief Compliance Officer fees	3,199
Trustees' fees and expenses	370
Accrued other expenses	22,557
Total liabilities	3,058,913

Net Assets	$232,576,522

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$220,815,032
Total distributable earnings	11,761,490
Net Assets	$232,576,522

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$12,070,502
Number of shares issued and outstanding	1,090,089
Net asset value per share[1]	$11.07
Maximum sales charge (3.00% of offering price)[2]	0.34
Maximum offering price to public	$11.41

Class C Shares:
Net assets applicable to shares outstanding	$4,454,691
Number of shares issued and outstanding	402,884
Net asset value per share[3]	$11.06

Class I Shares:
Net assets applicable to shares outstanding	$216,050,597
Number of shares issued and outstanding	19,489,116
Net asset value per share	$11.09

Class Y Shares:
Net assets applicable to shares outstanding	$732
Number of shares issued and outstanding	66
Net asset value per share[4]	$11.08

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund
STATEMENT OF ASSETS AND LIABILITIES - Continued
As of June 30, 2021

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.
[4]	Net asset value is calculated based on unrounded net assets and shares outstanding.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2021

Investment income:
Dividends (net of foreign withholding taxes of $24)	$17,476
Interest	7,526,224
Total investment income	7,543,700

Expenses:
Advisory fees	845,928
Shareholder servicing fees - Class A (Note 7)	4,486
Shareholder servicing fees - Class C (Note 7)	2,675
Shareholder servicing fees - Class I (Note 7)	130,970
Distribution fees - Class A (Note 8)	29,740
Distribution fees - Class C (Note 8)	44,574
Fund accounting and administration fees	241,115
Transfer agent fees and expenses	70,879
Custody fees	37,555
Registration fees	83,589
Legal fees	28,396
Shareholder reporting fees	25,572
Auditing fees	20,426
Chief Compliance Officer fees	18,185
Miscellaneous	14,914
Trustees' fees and expenses	12,648
Insurance fees	3,271
Total expenses	1,614,923
Advisory fees waived	(289,414)
Net expenses	1,325,509
Net investment income	6,218,191

Realized and Unrealized Gain:
Net realized gain on:
Investments	1,075,689
Futures contracts	434,396
Net realized gain	1,510,085
Net change in unrealized appreciation/depreciation on:
Investments	3,456,590
Futures contracts	111,841
Net change in unrealized appreciation/depreciation	3,568,431
Net realized and unrealized gain	5,078,516

Net Increase in Net Assets from Operations	$11,296,707

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$6,218,191	$4,906,663
Net realized gain on investments and futures contracts	1,510,085	1,465,936
Net change in unrealized appreciation/depreciation on investments and futures contracts	3,568,431	3,790,982
Net increase in net assets resulting from operations	11,296,707	10,163,581

Distributions to Shareholders:
Distributions:
Class A	(430,921)	(238,074)
Class C	(127,372)	(91,593)
Class I	(7,839,686)	(4,417,613)
Class Y	(28)	(21)
Total distributions to shareholders	(8,398,007)	(4,747,301)

Capital Transactions:
Net proceeds from shares sold:
Class A	6,182,862	4,648,019
Class C	1,340,696	1,771,660
Class I	152,487,772	144,054,499
Reinvestment of distributions:
Class A	401,035	215,003
Class C	124,116	89,450
Class I	7,697,253	4,330,451
Class Y	28	21
Cost of shares redeemed:
Class A1	(4,758,918)	(3,219,781)
Class C2	(1,575,404)	(1,158,094)
Class I3	(117,069,953)	(90,159,582)
Net increase in net assets from capital transactions	44,829,487	60,571,646

Total increase in net assets	47,728,187	65,987,926

Net Assets:
Beginning of period	184,848,335	118,860,409
End of period	$232,576,522	$184,848,335

Capital Share Transactions:
Shares sold:
Class A	560,695	436,905
Class C	122,142	168,545
Class I	13,792,529	13,634,435
Shares reinvested:
Class A	36,249	20,488
Class C	11,216	8,531
Class I	696,187	412,003
Class Y	2	2
Shares redeemed:
Class A	(434,653)	(307,294)
Class C	(143,224)	(115,488)
Class I	(10,644,926)	(8,731,784)
Net increase in capital share transactions	3,996,217	5,526,343

[1]	Net of redemption fee proceeds of $452 and $1,080, respectively.
[2]	Net of redemption fee proceeds of $397 and $0, respectively.
[3]	Net of redemption fee proceeds of $51,514 and $16,058, respectively.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.87	$10.36	$9.78	$10.16	$10.10
Income from Investment Operations:
Net investment income[1]	0.29	0.31	0.34	0.31	0.29
Net realized and unrealized gain (loss)	0.31	0.50	0.57	(0.38)	0.04
Total from investment operations	0.60	0.81	0.91	(0.07)	0.33

Less Distributions:
From net investment income	(0.29)	(0.30)	(0.34)	(0.31)	(0.28)
From net realized gain	(0.11)	-	-	-	-
Total distributions	(0.40)	(0.30)	(0.34)	(0.31)	(0.28)

Redemption fee proceeds[1]	- [2]	- [2]	0.01	- [2]	0.01

Net asset value, end of period	$11.07	$10.87	$10.36	$9.78	$10.16

Total return[3]	5.55%	7.97%	9.65%	(0.78)%	3.45%

Ratios and Supplemental Data:
Net assets, end of period	$12,070,502	$10,088,253	$8,059,594	$11,354,169	$10,892,130

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.92%	0.99%	1.17%	1.37%	1.51%
After fees waived and expenses absorbed	0.79%	0.84%	0.84%	0.87%[4]	0.99%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.47%	2.75%	3.09%	2.62%	2.35%
After fees waived and expenses absorbed	2.60%	2.90%	3.42%	3.12%	2.87%

Portfolio turnover rate	104%	121%	155%	64%	68%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]

Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 3.00% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed to the extent a finder’s fee was paid on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included, total returns would be lower.

[4]

Effective October 20, 2017, the Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.85% of average daily net assets of Class A shares of the Fund. Prior to October 20, 2017, the annual operating expense limit was 0.99%.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.86	$10.35	$9.77	$10.15	$10.10
Income from Investment Operations:
Net investment income[1]	0.20	0.23	0.27	0.24	0.21
Net realized and unrealized gain (loss)	0.31	0.51	0.58	(0.39)	0.04
Total from investment operations	0.51	0.74	0.85	(0.15)	0.25

Less Distributions:
From net investment income	(0.20)	(0.23)	(0.27)	(0.23)	(0.21)
From net realized gain	(0.11)	-	-	-	-
Total distributions	(0.31)	(0.23)	(0.27)	(0.23)	(0.21)

Redemption fee proceeds[1]	- [2]	-	- [2]	- [2]	0.01

Net asset value, end of period	$11.06	$10.86	$10.35	$9.77	$10.15

Total return[3]	4.74%	7.21%	8.87%	(1.51)%	2.62%

Ratios and Supplemental Data:
Net assets, end of period	$4,454,691	$4,481,201	$3,634,082	$3,171,318	$2,389,241

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.69%	1.71%	1.89%	2.10%	2.26%
After fees waived and expenses absorbed	1.56%	1.56%	1.56%	1.60%[4]	1.74%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.70%	2.03%	2.37%	1.88%	1.60%
After fees waived and expenses absorbed	1.83%	2.18%	2.70%	2.38%	2.12%

Portfolio turnover rate	104%	121%	155%	64%	68%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]

Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge ("CDSC") of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

[4]

Effective October 20, 2017, the Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as such as litigation expenses) do not exceed 1.60% of average daily net assets of the Class C shares of the Fund. Prior to October 20, 2017, the annual operating expense limit was 1.74%.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.88	$10.37	$9.80	$10.17	$10.12
Income from Investment Operations:
Net investment income[1]	0.31	0.34	0.37	0.34	0.31
Net realized and unrealized gain (loss)	0.32	0.50	0.57	(0.39)	0.05
Total from investment operations	0.63	0.84	0.94	(0.05)	0.36

Less Distributions:
From net investment income	(0.31)	(0.33)	(0.37)	(0.33)	(0.31)
From net realized gain	(0.11)	-	-	-	-
Total distributions	(0.42)	(0.33)	(0.37)	(0.33)	(0.31)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	0.01	- [2]

Net asset value, end of period	$11.09	$10.88	$10.37	$9.80	$10.17

Total return[3]	5.88%	8.29%	9.87%	(0.43)%	3.59%

Ratios and Supplemental Data:
Net assets, end of period	$216,050,597	$170,278,190	$107,166,095	$69,812,380	$44,349,708

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.69%	0.69%	0.86%	1.09%	1.26%
After fees waived and expenses absorbed	0.56%	0.54%	0.53%	0.59% [4]	0.74%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.70%	3.05%	3.40%	2.90%	2.60%
After fees waived and expenses absorbed	2.83%	3.20%	3.73%	3.40%	3.12%

Portfolio turnover rate	104%	121%	155%	64%	68%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]

Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]

Effective October 20, 2017, the Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.60% of average daily net assets of Class I shares of the Fund. Prior to October 20, 2017, the annual operating expense limit was 0.74%.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund
FINANCIAL HIGHLIGHTS
Class Y

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,			For the Period October 31, 2017* through June 30,
	2021	2020	2019	2018
Net asset value, beginning of period	$10.87	$10.36	$9.79	$10.23
Income from Investment Operations:
Net investment income[1]	0.32	0.34	0.37	0.24
Net realized and unrealized gain (loss)	0.32	0.51	0.57	(0.48)
Total from investment operations	0.64	0.85	0.94	(0.24)

Less Distributions:
From net investment income	(0.32)	(0.34)	(0.37)	(0.20)
From net realized gain	(0.11)	-	-	-
Total distributions	(0.43)	(0.34)	(0.37)	(0.20)

Net asset value, end of period	$11.08	$10.87	$10.36	$9.79

Total return[2]	5.95%	8.34%	9.91%	(2.35)%	[3]

Ratios and Supplemental Data:
Net assets, end of period	$732	$691	$638	$580

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.63%	0.65%	0.83%	1.00%	[4]
After fees waived and expenses absorbed	0.50%	0.50%	0.50%	0.50%	[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.77%	3.10%	3.43%	3.08%	[4]
After fees waived and expenses absorbed	2.90%	3.25%	3.76%	3.58%	[4]

Portfolio turnover rate	104%	121%	155%	64%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the year.
[2]

Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2021

Note 1 – Organization

AAM/Insight Select Income Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek current income. The Fund currently offers four classes of shares: Class A, Class C, Class I and Class Y. The Fund’s Class A, Class C and Class I shares commenced investment operations on April 19, 2013.  The Fund’s Class Y shares commenced investment operations on October 31, 2017.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Futures Contracts

The Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates and other financial indexes), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as cash deposited with broker. Securities deposited as initial margin are designated in the Schedule of Investments. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marked to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. Depending upon the agreement with the broker, the Fund may or may not settle variation margin daily. When the contracts are closed or expires, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.

(c) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Preferred Stock Risk

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(f) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended June 30, 2018-2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

(h) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.38% of the Fund’s average daily net assets. The Advisor has engaged Insight North America LLC (the “Sub–Advisor”) to manage the Fund and pay the Sub–Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.85%, 1.60%, 0.60% and 0.50% of the average daily net assets of the Fund’s Class A, Class C, Class I and Class Y Shares, respectively. This agreement is in effect until October 31, 2030, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended June 30, 2021, the Advisor waived its fees totaling $289,414 for the Fund. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which it was waived. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At June 30, 2021, the amount of these potentially recoverable expenses was $824,586. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2022	$299,390
2023	235,782
2024	289,414
Total	$824,586

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2021 are reported on the Statement of Operations.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2021, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees’ Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2021, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2021, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$216,573,171

Gross unrealized appreciation	12,559,601
Gross unrealized depreciation	(1,387,676)

Net unrealized appreciation	$11,171,925

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings (Loss)
Insight Select Income Fund	$335	$(335)

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

As of June 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$596,628
Undistributed long-term capital gains	-
Tax accumulated earnings	596,628

Accumulated capital and other losses	-
Deferred Compensation Outstanding	(7,063)
Unrealized appreciation on investments	11,171,925
Total accumulated earnings	$11,761,490

The tax character of the distributions paid during the fiscal years ended June 30, 2021, and June 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$6,483,669	$4,747,301
Net long-term capital gains	1,914,338	-
Total distributions paid	$8,398,007	$4,747,301

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2021 and the year ended June 30, 2020, the Fund received $52,363 and $17,138, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended June 30, 2021, purchases and sales of investments, excluding short-term investments and futures contracts, were $264,009,921 and $224,874,762, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class A shares, Class C shares, and Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Class Y shares do not participate in the Shareholder Servicing Plan.

For the year ended June 30, 2021, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares and Class Y shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2021, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Asset-Backed Securities	$-	$16,748,472	$-	$16,748,472
Commercial Mortgage-Backed Securities	-	1,428,142	-	1,428,142
Corporate Bonds[1]	-	192,641,376	-	192,641,376
Municipal Bonds	-	2,480,773	-	2,480,773
U.S. Government and Agencies	-	11,487,570	-	11,487,570
Preferred Stocks	287,000	-	-	287,000
Short-Term Investments	2,671,763	-	-	2,671,763
Total Investments	2,958,763	224,786,333	-	227,745,096
Other Financial Instruments**
Futures Contracts	785,617	-	-	785,617
Total Assets	$3,744,380	$224,786,333	$-	$228,530,713

Liabilities
Other Financial Instruments**
Futures Contracts	$671,169	$-	$-	$671,169
Total Liabilities	$671,169	$-	$-	$671,169

[1]	For a detailed break-out of corporate bonds by major sector classification, please refer to the Schedules of Investments.
*	The Fund did not hold any Level 3 securities at period end.
**	Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Note 11 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position and performance. The Fund invested in futures contracts during the year ended June 30, 2021.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments, as of June 30, 2021, by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Value
Interest Rate Contracts	Unrealized appreciation/depreciation on open futures contracts*	$785,617	$671,169

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Net unrealized appreciation/depreciation is shown as variation margin as presented on the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended June 30, 2021 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments		Total
Interest Rate Contracts	Futures Contracts	$434,396

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments		Total
Interest Rate Contracts	Futures Contracts	$111,841

The quarterly average volumes of derivative instruments as of June 30, 2021 are as follows:

Derivatives not designated as hedging instruments			Total
Interest Rate Contracts	Long Futures Contracts	Notional Amount	$16,752,388
Interest Rate Contracts	Short Futures Contracts	Notional Amount	(25,819,265)

Note 12 – Covid-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund’s, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund’s invests and may lead to losses on your investment in the Fund’s. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 13 – Recently Issued Accounting Pronouncements

In March 2020, the FASB issued ASU No. 2020–04 (“ASU 2020 – 04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank–offered based reference rates as of the end of 2021. ASU 2020–04 is effective for certain reference rate–related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

Note 14 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the AAM/Insight Select Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/Insight Select Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 30, 2021

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain

The Fund designates $1,914,338 as long term capital gain distribution.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	361 Social Infrastructure Fund, a closed-end investment company.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trusteed	Other Directorships Held During the Past Five Years by Trusteee
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 20 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	4	Investment Managers Series Trust II, a registered investment company (includes 20 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	4	361 Social Infrastructure Fund, a closed-end investment company.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 53 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/Bahl & Gaynor Income Growth Fund, AAM/HIMCO Short Duration Fund, and AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

* Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At a meeting held on March 10-11, 2021, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Insight North America LLC (the “Sub-Advisor”), with respect to the AAM/Insight Select Income Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders. The Board acknowledged that in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission, due to unforeseen emergency circumstances related to the COVID-19 pandemic, the meeting was being held by videoconference, and that as required by the relief, the Board would ratify the renewal of the Fund Advisory Agreements at its next in-person meeting.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Bloomberg Barclays U.S. Credit Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Corporate Bond fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2020; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the five-year period was above the Peer Group and Fund Universe median returns, the Bloomberg Barclays U.S. Credit Index return, and the Bloomberg Barclays U.S. Aggregate Bond Index return. The Fund’s annualized total returns for the one- and three-year periods were above the Peer Group median returns, the Bloomberg Barclays U.S. Credit Index returns, and Bloomberg Barclays U.S. Aggregate Bond Index returns, but below the Fund Universe median returns by 0.12% and 0.05%, respectively. The Trustees considered Broadridge’s observation that the Fund benefited from its holdings in some lower-quality, longer-term bonds, and that the Fund had yet to realize the advantages of its outsized position, relative to the funds in the Fund Universe, in securitized bonds.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.04% and 0.10%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes. The Trustees also considered that the Fund’s total expenses were not in the highest quartile of those funds in the Peer Group and Fund Universe.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2020, noting that the Investment Advisor had waived a significant portion of its advisory fee for the Fund and did not realize a profit. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Insight North America LLC

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund and noted that it was lower than or in the range of the advisory fees the Sub-Advisor charges to manage a closed-end fund and an open-end fund with the same or similar strategies as the Fund. The Board also noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on March 10-11, 2021 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the AAM/Insight Select Income Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Advisors Asset Management, Inc., the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from July 1, 2020, through December 31, 2020 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions);
●	An overview of market liquidity for the Fund during the Program Reporting Period;
●	The Fund’s ability to meet redemption requests;
●	The Fund’s cash management;
●	The Fund’s borrowing activity, if any, in order to meet redemption requests;
●	The Fund’s compliance with the 15% limit of illiquid investments; and
●

The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

AAM/Insight Select Income Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2021 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		1/1/21	6/30/21	1/1/21 – 6/30/21
Class A*	Actual Performance	$1,000.00	$995.10	$3.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.91	3.92
Class C*	Actual Performance	1,000.00	991.80	7.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.05	7.81
Class I*	Actual Performance	1,000.00	996.90	2.78
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.01	2.82
Class Y*	Actual Performance	1,000.00	997.20	2.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.29	2.54

AAM/Insight Select Income Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2021 (Unaudited)

*	Expenses are equal to the Fund’s annualized expense ratios of 0.78%, 1.56%, 0.56%, and 0.50% for Class A, Class C, Class I, and class Y shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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AAM/Insight Select Income Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Insight North America LLC

200 Park Avenue, 7th Floor

New York, New York 10166

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

 Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Insight Select Income Fund - Class A	CPUAX	46141P 883
AAM/Insight Select Income Fund - Class C	CPUCX	46141P 875
AAM/Insight Select Income Fund - Class I	CPUIX	46141P 867
AAM/Insight Select Income Fund - Class Y	CPUYX	46141Q 121

Privacy Principles of the AAM/Insight Select Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Insight Select Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/Insight Select Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2021	FYE 06/30/2020
Audit Fees	$17,700	$17,450
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2021	FYE 06/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2021	FYE 06/30/2020
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/08/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/08/2021

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/08/2021